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                                                                     EXHIBIT 4.1

                             Terms of the Securities

                      DELPHI AUTOMOTIVE SYSTEMS CORPORATION

                                 April 28, 1999

                              6 1/8% Notes due 2004
                              6 1/2% Notes due 2009
                           7 1/8% Debentures due 2029

         Three series of Securities are hereby established pursuant to Section
2.01 of the Indenture dated April 28, 1999 (the "Indenture") between Delphi Automotive Systems Corporation (the "Corporation") and The First National Bank of Chicago (the "Trustee"), as follows:

         1. Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Indenture.

         2. The designation of the 6 1/8% Notes due 2004 shall be the "6 1/8% Notes due 2004" (the "Notes due 2004"), the designation of the 6 1/2% Notes due 2009 shall be the "6 1/2% Notes due 2009" (the "Notes due 2009") and the designation of the 7 1/8% Debentures due 2029 shall be the "7 1/8% Debentures due 2029" (the "Debentures due 2029" and, together with the Notes due 2004 and the Notes due 2009, the "Designated Securities").

         3. The limit upon the aggregate principal amount of the Notes due 2004, the Notes due 2009 and the Debentures due 2029 that may be authenticated and delivered under the Indenture (except for Designated Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Designated Securities of the series pursuant to Section 2.05, 2.06, 2.07, 3.02 or 10.04 of the Indenture) is $ 500,000,000, $500,000,000 and
$500,000,000, respectively.

         4. The date on which the principal of the Notes due 2004, the Notes due 2009 and the Debentures due 2029 shall be payable shall be May 1, 2004, May 1, 2009 and May 1, 2029, respectively.

         5. The rate at which the Notes due 2004, the Notes due 2009 and the Debentures due 2029 shall bear interest shall be 6 1/8% per annum, 6 1/2% per annum and 7 1/8% per annum, respectively. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The date from which interest shall accrue for the Designated Securities of each series shall be May 4, 1999 or the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be. The Interest Payment Dates on which such interest shall be payable shall be May 1 and November 1 of each year, commencing November 1, 1999. The record dates for the interest payable on the Designated Securities on any Interest Payment Date shall be April 15 and October 15, as the case may be, next preceding such Interest Payment Date.


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         6. The form of Security for each of the Notes due 2004, the Notes due
2009 and the Debentures due 2029 shall be as set forth on Attachments A-1, A-2 and A-3 hereto, respectively.

         7. The place or places where the principal of (and premium, if any) and interest and Additional Amounts on the Designated Securities shall be payable shall be the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, the City of New York; provided, however, that at the option of the Corporation, payment of interest may be made by check mailed to the address of the Holder entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if the Holder holds U.S. $10,000,000 or more in aggregate principal amount and sends wire transfer instructions to the Trustee as required in the Indenture.

         8. The Securities of each series are subject to redemption, in whole at any time or in part from time to time, at the option of the Corporation, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest on such Securities, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 10 basis points for the Notes due 2004, the applicable Treasury Rate plus 15 basis points for the Notes due 2009 or the applicable Treasury Rate plus 25 basis points for the Debentures due 2029 plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the redemption date.

         "TREASURY RATE" means, with respect to any redemption date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price of such redemption date. The Treasury Rate will be calculated on the third Business Day preceding the redemption date.

         "BUSINESS DAY" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

         "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term



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         ("Remaining Life") of the Designated Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Designated Securities.

         "INDEPENDENT INVESTMENT BANKER" means either Merrill Lynch, Pierce, Fenner & Smith Incorporated or Morgan Stanley & Co. Incorporated, and their respective successors, or, if both firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Corporation.

         "COMPARABLE TREASURY PRICE" means (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

         "REFERENCE TREASURY DEALER" means (1) Merrill Lynch, Pierce Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Corporation will substitute for such underwriter another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Corporation.

         "THE REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         9. If (1) as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendments to, the official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date hereof, the Corporation becomes or will become obligated to pay Additional Amounts or (2) any act is taken by a taxing authority of the United States on or after the date hereof, whether or not such act is taken with respect to the Corporation or any affiliate, that results in a substantial probability that the Corporation will or may be required to pay such Additional Amounts, then the Corporation may, at its option, redeem, in whole, but not in part, each affected series of the Designated Securities on not less than 30 nor more than 60 days' prior notice, at a redemption price equal to 100% of the principal amount of the relevant Designated Securities, together with interest accrued but unpaid thereon to the date fixed for redemption; provided that the Corporation determines, in its business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Designated Securities. No redemption pursuant to (2) above may be made unless the



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Corporation shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that it will or may be required to pay Additional Amounts and the Corporation shall have delivered to the Trustee a certificate, signed by a duly authorized officer, stating that based on such opinion the Corporation is entitled to redeem the Designated Securities pursuant to their terms.

         10. The Corporation shall have no obligation to redeem, purchase or repay the Designated Securities pursuant to any sinking fund or analogous provision or at the option of the Holder thereof.

         11. The Designated Securities shall be issued in the form of one or more definitive Global Securities in registered form and deposited with, or on behalf of, the Depository Trust Company, New York ("DTC"), and registered in the name of DTC's nominee, provided that they will be issued in definitive form only under certain circumstances. If any of the Euroclear System ("Euroclear"), Cedelbank or DTC notifies the Corporation that it is unwilling or unable to continue as a clearing system in connection with the Global Securities or, in the case of DTC only, DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and in each case a successor clearing system is not appointed by the Corporation within 90 days after receiving such notice from Euroclear, Cedelbank or DTC or on becoming aware that DTC is no longer so registered, the Corporation will issue or cause to be issued individual certificates in registered form on registration of transfer of, or in exchange for, book-entry interests in the Designated Securities represented by such Global Securities upon delivery of such Global Securities for cancellation. In the event definitive Designated Securities are issued, the Corporation will appoint a paying agent and transfer agent in Luxembourg. The Corporation will publish the name of the Luxembourg paying agent and transfer agent in Luxembourg. In the event definitive Designated Securities are issued, the Holders thereof will be able to receive payments on the Designated Securities and effect transfers of the Designated Securities at the offices of the Luxembourg paying agent and transfer agent.

         12. The Corporation will, subject to the exceptions and limitations set forth below, pay as additional interest on the Designated Securities such Additional Amounts as are necessary in order that the net payment by the Corporation or a paying agent of the principal of and interest on the Designated Securities to a Holder who is a non-United States person (as defined below), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount provided in the Designated Securities to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

         (1) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the Holder, or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary Holder, being considered as:

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                  (a)      being or having been present or engaged in trade or
                           business in the United States or having or having had a permanent establishment in the United States;

                  (b) having a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

                  (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; or

                  (d) being or having been a "10-percent shareholder" of the Corporation as defined in section 871 (h) (3) of the United States Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision;

         (2) to any Holder that is not the sole beneficial owner of the Designated Securities, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary or a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

         (3) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of such Designated Securities, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from, or reduction of, such tax, assessment or other governmental charge;

         (4) to a tax, assessment or governmental charge that is imposed otherwise than by withholding by the Corporation or a paying agent from the payment;

         (5) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

         (6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

         (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Offered



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                  Security, if such payment can be made without such withholding by any other paying agent; or

         (8)      in the case of any combination of items (1), (2), (3), (4),
                  (5), (6) or (7) above.

         The Designated Securities are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable thereto. Except as herein specifically provided, the Corporation will not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

         As used herein, the term "United States" means the United States of America (including the States and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction. "United States person" means (1) any individual who is a citizen or resident of the United States, (2) a corporation, partnership or other entity created or organized in or under the laws of the United States, (3) any estate the income of which is subject to United States federal income taxation regardless of its source or (4) any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or if the trust elects under United States Treasury Regulations to be treated as a U.S. person, and "non-United States person" means a person who is not a United States person.

         13. The provisions of Article Twelve of the Indenture relating to defeasance of Securities shall apply to the Designated Securities.

         14. The Corporation's Luxembourg Stock Exchange listing agent shall be Banque Internationale a Luxembourg S.A., 69 route d'Esch, L-1470 Luxembourg. The Paying Agent and Transfer Agent for the Designated Securities of each series, in definitive form, shall be Banque Internationale a Luxembourg S.A.. In addition, so long as the Securities of any series are listed on the Luxembourg Stock Exchange, the Corporation shall maintain a Paying Agent and Transfer Agent for the Securities of such series in Luxembourg.

         15. The Notes due 2004 shall be offered at an initial public offering price equal to 99.873% of their principal amount, and in payment for the Notes due 2004 the Corporation shall receive 99.523% of their principal amount (99.873% of their principal amount less an underwriting discount of .350% to be paid to the underwriters pursuant to the Underwriting Agreement).

         The Notes due 2009 shall be offered at an initial public offering price equal to 99.393% of their principal amount, and in payment for the Notes due 2009 the Corporation shall receive 98.943% of their principal amount (99.393% of their principal amount less an underwriting discount of .450% to be paid to the underwriters pursuant to the Underwriting Agreement).

         The Debentures due 2029 shall be offered at an initial public offering price equal to 99.230% of their principal amount, and that in payment for the Debentures due 2029 the Corporation shall receive 98.355% of their principal amount (99.230% of their principal amount



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less an underwriting discount of .875% of their principal amount to be paid to the underwriters pursuant to the Underwriting Agreement).


























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                                 Attachment A-1

Unless and until it is exchanged in whole or in part for Securities in definitive form, this Note may not be transferred except as a whole by (i) the Depositary to a nominee of the Depositary, (ii) a nominee of the Depositary to the Depositary or another nominee of the Depositary or (iii) the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depositary Trust Company, a New York corporation ("DTC"), shall act as the Depositary until a successor shall be appointed by the Corporation and the Registrar. Unless this certificate is presented by an authorized representative of DTC to the Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                      DELPHI AUTOMOTIVE SYSTEMS CORPORATION

                 6 1/8% Notes Due May 1, 2004 CUSIP 247126 AA 3

         DELPHI AUTOMOTIVE SYSTEMS CORPORATION, a Delaware corporation (the "Corporation"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) at the office or agency of the Corporation for such purpose in the Borough of Manhattan, the City of New York, on May 1, 2004, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum at the rate of 6 1/8% per annum at the office or agency of the Corporation in the Borough of Manhattan, the City of New York, in like coin or currency from the first day of May or November, as the case may be, to which interest on the 6 1/8% Notes Due May 1, 2004 (the "Notes") has been paid preceding the date hereof (unless the date hereof is a May 1 or November 1 to which interest has been paid, in which case from the date hereof, or unless no interest has been paid on the Notes since the original issuance of the Notes, in which case from May 4, 1999), semi-annually on May 1 and November 1, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after April 15 or November 15, as the case may be, and before the following May 1 or November 1, and if no default in the payment of interest on this Note shall have occurred and be continuing on the date of this Note, this Note shall bear interest from such May 1 or November 1, provided, however, that if the Corporation shall default in the payment of interest due on such May 1 or November 1, then this Note shall bear interest from the next preceding May 1 or November 1, to which interest has been paid. The interest so payable on any May 1 or November 1 will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Note is registered at the close of business on the fifteenth day of the calendar month next preceding such May 1 or November 1 at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, the City of New York; at the option of the Corporation, interest may be paid by check to the registered holder hereof entitled thereto at his,



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her or its last address as it appears on the registry books, or by wire transfer of immediately available funds if the registered Holder hereof holds U.S. $10,000,000 or more in aggregate principal amount and sends wire transfer instructions to the Trustee as required in the Indenture, and principal may be paid by check to the registered Holder hereof or other person entitled thereto against surrender of this Note.

This Note represents all of the Corporation's 6 1/8% Notes Due May 1, 2004 limited in aggregate principal amount to $500,000,000, and is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Corporation (the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of April 28, 1999 (the "Indenture"), duly executed and delivered by the Corporation to The First National Bank of Chicago, Trustee (the "Trustee"), to which Indenture and any indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture. The terms of the Notes are set forth in a set of resolutions of the Debt Finance Committee of the Board of Directors of the Corporation dated April 28, 1999 (the "Resolutions").

Initially, the Trustee will act as Paying Agent and Registrar.

The Corporation will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such Additional Amounts as are necessary in order that the net payment by the Corporation or a paying agent of the principal of and interest on this Note to a Holder who is a non-United States person (as defined below), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

         (1) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the Holder, or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary Holder, being considered as:

                  (a) being or having been present or engaged in trade or business in the United States or having or having had a permanent establishment in the United States;

                  (b) having a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

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

                  (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; or

                  (d) being or having been a "10-percent shareholder" of the Corporation as defined in section 871 (h) (3) of the United States Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision;

         (2) to any Holder that is not the sole beneficial owner of this Note, or a portion hereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary or a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

         (3) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Note, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from, or reduction of, such tax, assessment or other governmental charge;

         (4) to a tax, assessment or governmental charge that is imposed otherwise than by withholding by the Corporation or a paying agent from the payment;

         (5) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

         (6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

         (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on the Notes, if such payment can be made without such withholding by any other paying agent; or

         (8)      in the case of any combination of items (1), (2), (3), (4),
                  (5), (6) or (7) above.

         This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable thereto. Except as herein specifically provided, the Corporation will not be required to make any payment with respect to any tax,



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

assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

         As used herein, the term "United States" means the United States of America (including the States and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction. "United States person" means (1) any individual who is a citizen or resident of the United States, (2) a corporation, partnership or other entity created or organized in or under the laws of the United States, (3) any estate the income of which is subject to United States federal income taxation regardless of its source or (4) any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or if the trust elects under United States Treasury Regulations to be treated as a U.S. person, and "non-United States person" means a person who is not a United States person.

In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Corporation and the Trustee to execute a supplemental indenture to add any provisions to, change in any manner or eliminate any provisions of, the Indenture or any existing supplemental indenture, or to modify the rights of the Holders of the Securities issued under either such Indenture or existing supplemental indenture, with the consent of the Holders of not less than a majority in principal amount of the Securities of all series at the time Outstanding that are affected by the supplemental indenture to be executed (voting as one class) if the supplemental Indenture to be executed does not:

         (i) (a) change the fixed maturity of any Securities, (b) reduce their principal amount or premium, if any, (c) reduce the rate or extend the time of payment of interest or any additional amounts payable on the debt securities, (d) reduce the amount due and payable upon acceleration of the maturity of the Securities or the amount provable in bankruptcy or (e) make the principal of, or any interest, premium or additional amounts on, any Security payable in a coin or currency different from that provided in the Security,

         (ii) impair the right to initiate suit for the enforcement of any such payment on or after the stated maturity of the Securities, or

         (iii) reduce the requirement, stated above, for the consent of the Holders of the Securities to any modification described above, or the percentage required for the consent of the Holders to waive defaults, without the consent of the Holder of each Security so affected.

The Indenture also contains provisions permitting the Corporation and the Trustee to execute supplemental indentures without the consent of the Holders of the Securities to (a) evidence the assumption by a successor corporation of the obligations of the Corporation, (b) add covenants for the protection of the Holders of the Securities, (c) add or change any of the provisions of the


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Indenture to permit or facilitate the issuance of Securities of any series in bearer form and to provide for the exchange of Securities in bearer form with registered Securities, (d) cure any ambiguity or correct any inconsistency in the Indenture or in a supplemental indenture, (e) transfer, assign, mortgage or pledge any property to or with the Trustee, (f) establish the form or terms of Securities of any series as permitted by the terms of the Indenture, (g) evidence the acceptance of appointment by a successor trustee and (h) change or eliminate provisions of the Indenture where the changes or eliminations do not apply to any Security outstanding and become effective only when there is no Security outstanding of a series created before the execution of the supplemental indenture that is entitled to the benefit of the provision being changed or eliminated.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency, herein prescribed.

The Notes may be redeemed in whole at any time or in part from time to time, at the option of the Corporation, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 10 basis points, plus accrued and unpaid interest thereon to the redemption date.

         "TREASURY RATE" means, with respect to any redemption date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price of such redemption date. The Treasury Rate will be calculated on the third Business Day preceding the redemption date.

         "BUSINESS DAY" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

         "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such notes.

         "INDEPENDENT INVESTMENT BANKER" means either Merrill Lynch, Pierce, Fenner & Smith Incorporated or Morgan Stanley & Co. Incorporated, and their respective successors, or, if both firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Corporation.

         "COMPARABLE TREASURY PRICE" means (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

         "REFERENCE TREASURY DEALER" means (1) Merrill Lynch, Pierce Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Corporation will substitute for such underwriter another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Corporation.

         "THE REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         If (1) as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendments to, the official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of the Resolutions, the Corporation becomes or will become obligated to pay Additional Amounts or (2) any act is taken by a taxing authority of the United States on or after the date of the Resolutions, whether or not such act is taken with respect to the Corporation or any affiliate, that results in a substantial probability that the Corporation will or may be required to pay such Additional Amounts, then the Corporation may, at its option, redeem, in whole, but not in part, the Notes on not less than 30 nor more than 60 days' prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued but unpaid thereon to the date fixed for redemption; provided that the Corporation determines, in its business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Notes. No redemption pursuant to
(2) above may be made
unless the Corporation shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that it will or may be required to pay Additional Amounts and the Corporation shall have delivered to the Trustee a certificate, signed by a duly authorized officer, stating that based on such opinion the Corporation is entitled to redeem the Notes pursuant to their terms.

Upon due presentment for registration of transfer of this Note at the office or agency designated and maintained by the Corporation for such purpose in the Borough of Manhattan, The City of New York, pursuant to the provisions of the Indenture, a new Note for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

The Corporation, the Trustee and any authorized agent of the Corporation or the Trustee may deem and treat the Holder in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions contained herein, interest hereon, and for all other purposes, and neither the Corporation nor the Trustee nor any authorized agent of the Corporation or the Trustee shall be affected by any notice to the contrary. Notes so issued in definitive form will be issued as registered Notes without coupons in denominations of $1,000 and integral multiples of $1,000.

No recourse under or upon any obligation, covenant or agreement of the Corporation in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any past, present or future incorporator, stockholder, officer or director, as such, of the Corporation or of any successor entity, either directly or through the Corporation or any successor entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

The Corporation shall have no obligation to redeem, purchase or repay this Note pursuant to any sinking fund or analogous provision or at the option of the Holder hereof.

At the option of the Corporation and upon satisfaction of certain conditions specified in the Indenture, either (a) the Corporation shall be deemed to have paid and discharged the entire indebtedness on the Notes or (b) the Corporation shall cease to be under any obligation to comply with any term, provision, condition or covenant contained in the Indenture, in each case upon the deposit by the Corporation with the Trustee in trust for the Holders of the Notes of an amount of funds or obligations issued or guaranteed by the United States of America sufficient to pay and discharge upon the stated maturity thereof the entire indebtedness evidenced by the Notes, all as provided in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Corporation has caused a CUSIP number to be printed on this Note as a convenience to the Holders of this Note. No representation is made as to the accuracy of such number as printed on this Note and reliance may be placed only on the other identification numbers printed hereon.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee in accordance with the Indenture.


WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                       DELPHI AUTOMOTIVE SYSTEMS CORPORATION
Dated: May 4, 1999
                                       By:
                                          ------------------------------------
                                          Name: John G. Blahnik
                                          Title: Vice President and Treasurer
[SEAL]
                                       By:
                                          ------------------------------------
                                          Name: Diane L. Kaye
                                          Title: Secretary


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE
SERIES DESIGNATED THEREIN REFERRED TO
IN THE WITHIN-MENTIONED INDENTURE.

THE FIRST NATIONAL BANK OF CHICAGO,
AS TRUSTEE


By:
   -------------------------------------
   Authorized Signatory

                FOR VALUE RECEIVED the undersigned hereby sells,
                           assigns and transfers unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


---------------------------------------



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee


--------------------------------------------------------------------------------
the within Note of DELPHI AUTOMOTIVE SYSTEMS CORPORATION and hereby irrevocably constitutes and appoints attorney to transfer said Note on the books of the
within-named Corporation, with full power of substitution in the premises.


Dated:

                                   SIGN HERE
                                             ---------------------------------
                                             NOTICE: THE SIGNATURE OF THIS
                                             ASSIGNMENT MUST CORRESPOND WITH THE
                                             NAME AS WRITTEN UPON THE FACE OF
                                             THE WITHIN INSTRUMENT IN EVERY
                                             PARTICULAR WITHOUT ALTERATION OR
                                             ENLARGEMENT OR ANY CHANGE WHATEVER.

                                             SIGNATURE GUARANTEED

                                 Attachment A-2

Unless and until it is exchanged in whole or in part for Securities in definitive form, this Note may not be transferred except as a whole by (i) the Depositary to a nominee of the Depositary, (ii) a nominee of the Depositary to the Depositary or another nominee of the Depositary or (iii) the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depositary Trust Company, a New York corporation ("DTC"), shall act as the Depositary until a successor shall be appointed by the Corporation and the Registrar. Unless this certificate is presented by an authorized representative of DTC to the Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                      DELPHI AUTOMOTIVE SYSTEMS CORPORATION

                 6 1/2% Notes Due May 1, 2009 CUSIP 247126 AB 1

         DELPHI AUTOMOTIVE SYSTEMS CORPORATION, a Delaware corporation (the "Corporation"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) at the office or agency of the Corporation for such purpose in the Borough of Manhattan, the City of New York, on May 1, 2009, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum at the rate of 6 1/2% per annum at the office or agency of the Corporation in the Borough of Manhattan, the City of New York, in like coin or currency from the first day of May or November, as the case may be, to which interest on the 6 1/2% Notes Due May 1, 2009 (the "Notes") has been paid preceding the date hereof (unless the date hereof is a May 1 or November 1 to which interest has been paid, in which case from the date hereof, or unless no interest has been paid on the Notes since the original issuance of the Notes, in which case from May 4, 1999), semi-annually on May 1 and November 1, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after April 15 or November 15, as the case may be, and before the following May 1 or November 1, and if no default in the payment of interest on this Note shall have occurred and be continuing on the date of this Note, this Note shall bear interest from such May 1 or November 1, provided, however, that if the Corporation shall default in the payment of interest due on such May 1 or November 1, then this Note shall bear interest from the next preceding May 1 or November 1, to which interest has been paid. The interest so payable on any May 1 or November 1 will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Note is registered at the close of business on the fifteenth day of the calendar month next preceding such May 1 or November 1 at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, the City of New York; at the option of the

Corporation, interest may be paid by check to the registered holder hereof entitled thereto at his, her or its last address as it appears on the registry books, or by wire transfer of immediately available funds if the registered Holder hereof holds U.S. $10,000,000 or more in aggregate principal amount and sends wire transfer instructions to the Trustee as required in the Indenture, and principal may be paid by check to the registered Holder hereof or other person entitled thereto against surrender of this Note.

This Note represents all of the Corporation's 6 1/2% Notes Due May 1, 2009 limited in aggregate principal amount to $500,000,000, and is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Corporation (the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of April 28, 1999 (the "Indenture"), duly executed and delivered by the Corporation to The First National Bank of Chicago, Trustee (the "Trustee"), to which Indenture and any indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture. The terms of the Notes are set forth in a set of resolutions of the Debt Finance Committee of the Board of Directors of the Corporation dated April 28, 1999 (the "Resolutions").

Initially, the Trustee will act as Paying Agent and Registrar.

The Corporation will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such Additional Amounts as are necessary in order that the net payment by the Corporation or a paying agent of the principal of and interest on this Note to a Holder who is a non-United States person (as defined below), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

         (1) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the Holder, or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary Holder, being considered as:

                  (a) being or having been present or engaged in trade or business in the United States or having or having had a permanent establishment in the United States;

                  (b) having a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

                  (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; or

                  (d) being or having been a "10-percent shareholder" of the Corporation as defined in section 871 (h) (3) of the United States Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision;

         (2) to any Holder that is not the sole beneficial owner of this Note, or a portion hereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary or a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

         (3) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Note, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from, or reduction of, such tax, assessment or other governmental charge;

         (4) to a tax, assessment or governmental charge that is imposed otherwise than by withholding by the Corporation or a paying agent from the payment;

         (5) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

         (6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

         (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on the Notes, if such payment can be made without such withholding by any other paying agent; or

         (8)      in the case of any combination of items (1), (2), (3), (4),
                  (5), (6) or (7) above.

         This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable thereto. Except as herein specifically provided, the Corporation will not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

         As used herein, the term "United States" means the United States of America (including the States and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction. "United States person" means (1) any individual who is a citizen or resident of the United States, (2) a corporation, partnership or other entity created or organized in or under the laws of the United States, (3) any estate the income of which is subject to United States federal income taxation regardless of its source or (4) any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or if the trust elects under United States Treasury Regulations to be treated as a U.S. person, and "non-United States person" means a person who is not a United States person.

In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Corporation and the Trustee to execute a supplemental indenture to add any provisions to, change in any manner or eliminate any provisions of, the Indenture or any existing supplemental indenture, or to modify the rights of the Holders of the Securities issued under either such Indenture or existing supplemental indenture, with the consent of the Holders of not less than a majority in principal amount of the Securities of all series at the time Outstanding that are affected by the supplemental indenture to be executed (voting as one class) if the supplemental Indenture to be executed does not:

         (i) (a) change the fixed maturity of any Securities, (b) reduce their principal amount or premium, if any, (c) reduce the rate or extend the time of payment of interest or any additional amounts payable on the debt securities, (d) reduce the amount due and payable upon acceleration of the maturity of the Securities or the amount provable in bankruptcy or (e) make the principal of, or any interest, premium or additional amounts on, any Security payable in a coin or currency different from that provided in the Security,

         (ii) impair the right to initiate suit for the enforcement of any such payment on or after the stated maturity of the Securities, or

         (iii) reduce the requirement, stated above, for the consent of the Holders of the Securities to any modification described above, or the percentage required for the consent of the Holders to waive defaults, without the consent of the Holder of each Security so affected.

The Indenture also contains provisions permitting the Corporation and the Trustee to execute supplemental indentures without the consent of the Holders of the Securities to (a) evidence the assumption by a successor corporation of the obligations of the Corporation, (b) add covenants for the protection of the Holders of the Securities, (c) add or change any of the provisions of the

Indenture to permit or facilitate the issuance of Securities of any series in bearer form and to provide for the exchange of Securities in bearer form with registered Securities, (d) cure any ambiguity or correct any inconsistency in the Indenture or in a supplemental indenture, (e) transfer, assign, mortgage or pledge any property to or with the Trustee, (f) establish the form or terms of Securities of any series as permitted by the terms of the Indenture, (g) evidence the acceptance of appointment by a successor trustee and (h) change or eliminate provisions of the Indenture where the changes or eliminations do not apply to any Security outstanding and become effective only when there is no Security outstanding of a series created before the execution of the supplemental indenture that is entitled to the benefit of the provision being changed or eliminated.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency, herein prescribed.

The Notes may be redeemed in whole at any time or in part from time to time, at the option of the Corporation, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points, plus accrued and unpaid interest thereon to the redemption date.

         "TREASURY RATE" means, with respect to any redemption date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price of such redemption date. The Treasury Rate will be calculated on the third Business Day preceding the redemption date.

         "BUSINESS DAY" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

         "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such notes.

         "INDEPENDENT INVESTMENT BANKER" means either Merrill Lynch, Pierce, Fenner & Smith Incorporated or Morgan Stanley & Co. Incorporated, and their respective successors, or, if both firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Corporation.

         "COMPARABLE TREASURY PRICE" means (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

         "REFERENCE TREASURY DEALER" means (1) Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Corporation will substitute for such underwriter another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Corporation.

         "THE REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         If (1) as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendments to, the official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of the Resolutions, the Corporation becomes or will become obligated to pay Additional Amounts or (2) any act is taken by a taxing authority of the United States on or after the date of the Resolutions, whether or not such act is taken with respect to the Corporation or any affiliate, that results in a substantial probability that the Corporation will or may be required to pay such Additional Amounts, then the Corporation may, at its option, redeem, in whole, but not in part, the Notes on not less than 30 nor more than 60 days' prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued but unpaid thereon to the date fixed for redemption; provided that the Corporation determines, in its business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Notes. No redemption pursuant to
(2) above may be made
unless the Corporation shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that it will or may be required to pay Additional Amounts and the Corporation shall have delivered to the Trustee a certificate, signed by a duly authorized officer, stating that based on such opinion the Corporation is entitled to redeem the Notes pursuant to their terms.

Upon due presentment for registration of transfer of this Note at the office or agency designated and maintained by the Corporation for such purpose in the Borough of Manhattan, The City of New York, pursuant to the provisions of the Indenture, a new Note for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

The Corporation, the Trustee and any authorized agent of the Corporation or the Trustee may deem and treat the Holder in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions contained herein, interest hereon, and for all other purposes, and neither the Corporation nor the Trustee nor any authorized agent of the Corporation or the Trustee shall be affected by any notice to the contrary. Notes so issued in definitive form will be issued as registered Notes without coupons in denominations of $1,000 and integral multiples of $1,000.

No recourse under or upon any obligation, covenant or agreement of the Corporation in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any past, present or future incorporator, stockholder, officer or director, as such, of the Corporation or of any successor entity, either directly or through the Corporation or any successor entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

The Corporation shall have no obligation to redeem, purchase or repay this Note pursuant to any sinking fund or analogous provision or at the option of the Holder hereof.

At the option of the Corporation and upon satisfaction of certain conditions specified in the Indenture, either (a) the Corporation shall be deemed to have paid and discharged the entire indebtedness on the Notes or (b) the Corporation shall cease to be under any obligation to comply with any term, provision, condition or covenant contained in the Indenture, in each case upon the deposit by the Corporation with the Trustee in trust for the Holders of the Notes of an amount of funds or obligations issued or guaranteed by the United States of America sufficient to pay and discharge upon the stated maturity thereof the entire indebtedness evidenced by the Notes, all as provided in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Corporation has caused a CUSIP number to be printed on this Note as a convenience to the Holders of this Note. No representation is made as to the accuracy of such number as printed on this Note and reliance may be placed only on the other identification numbers printed hereon.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee in accordance with the Indenture.


WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                      DELPHI AUTOMOTIVE SYSTEMS
                                      CORPORATION
Dated: May 4, 1999
                                      By:
                                         -------------------------------------
                                         Name: John G. Blahnik
                                         Title: Vice President and Treasurer
[SEAL]
                                      By:
                                         -------------------------------------
                                         Name: Diane L. Kaye
                                         Title: Secretary


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE
SERIES DESIGNATED THEREIN REFERRED TO IN
THE WITHIN-MENTIONED INDENTURE.

THE FIRST NATIONAL BANK OF CHICAGO,
AS TRUSTEE


By:
   -------------------------------------
   Authorized Signatory

                FOR VALUE RECEIVED the undersigned hereby sells,
                           assigns and transfers unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



-----------------------------------------



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee


--------------------------------------------------------------------------------
the within Note of DELPHI AUTOMOTIVE SYSTEMS CORPORATION and hereby irrevocably constitutes and appoints

_________________________ attorney to transfer said Note on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:

                                    SIGN HERE
                                             -----------------------------------
                                             NOTICE: THE SIGNATURE OF THIS
                                             ASSIGNMENT MUST CORRESPOND WITH THE
                                             NAME AS WRITTEN UPON THE FACE OF
                                             THE WITHIN INSTRUMENT IN EVERY
                                             PARTICULAR WITHOUT ALTERATION OR
                                             ENLARGEMENT OR ANY CHANGE WHATEVER.

                                             SIGNATURE GUARANTEED

                                 Attachment A-3

Unless and until it is exchanged in whole or in part for Securities in definitive form, this Debenture may not be transferred except as a whole by (i) the Depositary to a nominee of the Depositary, (ii) a nominee of the Depositary to the Depositary or another nominee of the Depositary or (iii) the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depositary Trust Company, a New York corporation ("DTC"), shall act as the Depositary until a successor shall be appointed by the Corporation and the Registrar. Unless this certificate is presented by an authorized representative of DTC to the Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                      DELPHI AUTOMOTIVE SYSTEMS CORPORATION

               7 1/8% Debentures Due May 1, 2029 CUSIP 247126 AC 9

         DELPHI AUTOMOTIVE SYSTEMS CORPORATION, a Delaware corporation (the "Corporation"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million ($500,000,000) at the office or agency of the Corporation for such purpose in the Borough of Manhattan, the City of New York, on May 1, 2029 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum at the rate of 7 1/8% per annum at the office or agency of the Corporation in the Borough of Manhattan, the City of New York, in like coin or currency from the first day of May or November, as the case may be, to which interest on the 7 1/8% Debentures Due May 1, 2029 (the "Debentures") has been paid preceding the date hereof (unless the date hereof is a May 1 or November 1 to which interest has been paid, in which case from the date hereof, or unless no interest has been paid on the Debentures since the original issuance of the Debentures, in which case from May 4, 1999), semi-annually on May 1 and November 1, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after April 15 or November 15, as the case may be, and before the following May 1 or November 1, and if no default in the payment of interest on this Debenture shall have occurred and be continuing on the date of this Debenture, this Debenture shall bear interest from such May 1 or November 1, provided, however, that if the Corporation shall default in the payment of interest due on such May 1 or November 1, then this Debenture shall bear interest from the next preceding May 1 or November 1, to which interest has been paid. The interest so payable on any May 1 or November 1 will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Debenture is registered at the close of business on the fifteenth day of the calendar month next preceding such May 1 or November 1 at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, the City of New York; at the option of the Corporation, interest may be paid by check to the registered holder hereof entitled thereto at his, her or its last address as it appears on the registry books, or by wire transfer of immediately available funds if the registered Holder hereof holds U.S. $10,000,000 or more in aggregate principal amount and sends wire transfer instructions to the Trustee as required in the Indenture, and principal may be paid by check to the registered Holder hereof or other person entitled thereto against surrender of this Debenture.

This Debenture represents all of the Corporation's 7 1/8% Debentures Due May 1, 2029 limited in aggregate principal amount to $500,000,000, and is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Corporation (the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of April 28, 1999 (the "Indenture"), duly executed and delivered by the Corporation to The First National Bank of Chicago, Trustee (the "Trustee"), to which Indenture and any indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Corporation and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture. The terms of the Debentures are set forth in a set of resolutions of the Debt Finance Committee of the Board of Directors of the Corporation dated April 28, 1999 (the "Resolutions").

Initially, the Trustee will act as Paying Agent and Registrar.

The Corporation will, subject to the exceptions and limitations set forth below, pay as additional interest on this Debenture such Additional Amounts as are necessary in order that the net payment by the Corporation or a paying agent of the principal of and interest on this Debenture to a Holder who is a non-United States person (as defined below), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount provided in this Debenture to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

         (1) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the Holder, or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary Holder, being considered as:

                  (a) being or having been present or engaged in trade or business in the United States or having or having had a permanent establishment in the United States;

                  (b) having a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

                  (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; or

                  (d) being or having been a "10-percent shareholder" of the Corporation as defined in section 871 (h) (3) of the United States Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision;

         (2) to any Holder that is not the sole beneficial owner of this Debenture, or a portion hereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary or a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

         (3) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Debenture, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from, or reduction of, such tax, assessment or other governmental charge;

         (4) to a tax, assessment or governmental charge that is imposed otherwise than by withholding by the Corporation or a paying agent from the payment;

         (5) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

         (6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

         (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on the Debentures, if such payment can be made without such withholding by any other paying agent; or

         (8)      in the case of any combination of items (1), (2), (3), (4),
                  (5), (6) or (7) above.

         This Debenture is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable thereto. Except as herein specifically provided, the Corporation will not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

         As used herein, the term "United States" means the United States of America (including the States and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction. "United States person" means (1) any individual who is a citizen or resident of the United States, (2) a corporation, partnership or other entity created or organized in or under the laws of the United States, (3) any estate the income of which is subject to United States federal income taxation regardless of its source or (4) any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or if the trust elects under United States Treasury Regulations to be treated as a U.S. person, and "non-United States person" means a person who is not a United States person.

In case an Event of Default, as defined in the Indenture, with respect to the Debentures shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Corporation and the Trustee to execute a supplemental indenture to add any provisions to, change in any manner or eliminate any provisions of, the Indenture or any existing supplemental indenture, or to modify the rights of the Holders of the Securities issued under either such Indenture or existing supplemental indenture, with the consent of the Holders of not less than a majority in principal amount of the Securities of all series at the time Outstanding that are affected by the supplemental indenture to be executed (voting as one class) if the supplemental Indenture to be executed does not:

         (i) (a) change the fixed maturity of any Securities, (b) reduce their principal amount or premium, if any, (c) reduce the rate or extend the time of payment of interest or any additional amounts payable on the debt securities, (d) reduce the amount due and payable upon acceleration of the maturity of the Securities or the amount provable in bankruptcy or (e) make the principal of, or any interest, premium or additional amounts on, any Security payable in a coin or currency different from that provided in the Security,

         (ii) impair the right to initiate suit for the enforcement of any such payment on or after the stated maturity of the Securities, or

         (iii) reduce the requirement, stated above, for the consent of the Holders of the Securities to any modification described above, or the percentage required for the consent of the Holders to waive defaults, without the consent of the Holder of each Security so affected.

The Indenture also contains provisions permitting the Corporation and the Trustee to execute supplemental indentures without the consent of the Holders of the Securities to (a) evidence the assumption by a successor corporation of the obligations of the Corporation, (b) add covenants for the protection of the Holders of the Securities, (c) add or change any of the provisions of the

Indenture to permit or facilitate the issuance of Securities of any series in bearer form and to provide for the exchange of Securities in bearer form with registered Securities, (d) cure any ambiguity or correct any inconsistency in the Indenture or in a supplemental indenture, (e) transfer, assign, mortgage or pledge any property to or with the Trustee, (f) establish the form or terms of Securities of any series as permitted by the terms of the Indenture, (g) evidence the acceptance of appointment by a successor trustee and (h) change or eliminate provisions of the Indenture where the changes or eliminations do not apply to any Security outstanding and become effective only when there is no Security outstanding of a series created before the execution of the supplemental indenture that is entitled to the benefit of the provision being changed or eliminated.

No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, at the respective times, at the rate, and in the coin or currency, herein prescribed.

The Debentures may be redeemed in whole at any time or in part from time to time, at the option of the Corporation, at a redemption price equal to the greater of (1) 100% of the principal amount of the Debentures to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points, plus accrued and unpaid interest thereon to the redemption date.

         "TREASURY RATE" means, with respect to any redemption date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price of such redemption date. The Treasury Rate will be calculated on the third Business Day preceding the redemption date.

         "BUSINESS DAY" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

         "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such notes.

         "INDEPENDENT INVESTMENT BANKER" means either Merrill Lynch, Pierce, Fenner & Smith Incorporated or Morgan Stanley & Co. Incorporated, and their respective successors, or, if both firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Corporation.

         "COMPARABLE TREASURY PRICE" means (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

         "REFERENCE TREASURY DEALER" means (1) Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Corporation will substitute for such underwriter another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Corporation.

         "THE REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         If (1) as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendments to, the official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of the Resolutions, the Corporation becomes or will become obligated to pay Additional Amounts or (2) any act is taken by a taxing authority of the United States on or after the date of the Resolutions, whether or not such act is taken with respect to the Corporation or any affiliate, that results in a substantial probability that the Corporation will or may be required to pay such Additional Amounts, then the Corporation may, at its option, redeem, in whole, but not in part, the Debentures on not less than 30 nor more than 60 days' prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued but unpaid thereon to the date fixed for redemption; provided that the Corporation determines, in its business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Debentures. No redemption pursuant to (2) above may be made unless the Corporation shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that it will or may be required to pay Additional Amounts and the Corporation shall have delivered to the Trustee a certificate, signed by a duly authorized officer, stating that based on such opinion the Corporation is entitled to redeem the Debentures pursuant to their terms.

Upon due presentment for registration of transfer of this Debenture at the office or agency designated and maintained by the Corporation for such purpose in the Borough of Manhattan, The City of New York, pursuant to the provisions of the Indenture, a new Debenture for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

The Corporation, the Trustee and any authorized agent of the Corporation or the Trustee may deem and treat the Holder in whose name this Debenture is registered as the absolute owner of this Debenture (whether or not this Debenture shall be overdue) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions contained herein, interest hereon, and for all other purposes, and neither the Corporation nor the Trustee nor any authorized agent of the Corporation or the Trustee shall be affected by any notice to the contrary. Debentures so issued in definitive form will be issued as registered Debentures without coupons in denominations of $1,000 and integral multiples of $1,000.

No recourse under or upon any obligation, covenant or agreement of the Corporation in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any past, present or future incorporator, stockholder, officer or director, as such, of the Corporation or of any successor entity, either directly or through the Corporation or any successor entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

The Corporation shall have no obligation to redeem, purchase or repay this Debenture pursuant to any sinking fund or analogous provision or at the option of the Holder hereof.

At the option of the Corporation and upon satisfaction of certain conditions specified in the Indenture, either (a) the Corporation shall be deemed to have paid and discharged the entire indebtedness on the Debentures or (b) the Corporation shall cease to be under any obligation to comply with any term, provision, condition or covenant contained in the Indenture, in each case upon the deposit by the Corporation with the Trustee in trust for the Holders of the Debentures of an amount of funds or obligations issued or guaranteed by the United States of America sufficient to pay and discharge upon the stated maturity thereof the entire indebtedness evidenced by the Debentures, all as provided in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Corporation has caused a CUSIP number to be printed on this

Debenture as a convenience to the Holders of this Debenture. No representation is made as to the accuracy of such number as printed on this Debenture and reliance may be placed only on the other identification numbers printed hereon.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee in accordance with the Indenture.


WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                       DELPHI AUTOMOTIVE SYSTEMS CORPORATION
Dated: May 4, 1999
                                       By:
                                          -----------------------------------
                                          Name: John G. Blahnik
                                          Title: Vice President and Treasurer
[SEAL]
                                       By:
                                          -----------------------------------
                                          Name: Diane L. Kaye
                                          Title: Secretary


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE
SERIES DESIGNATED THEREIN REFERRED TO
IN THE WITHIN-MENTIONED INDENTURE.

THE FIRST NATIONAL BANK OF CHICAGO,
AS TRUSTEE


By:
   ----------------------------------
   Authorized Signatory

                FOR VALUE RECEIVED the undersigned hereby sells,
                           assigns and transfers unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


---------------------------------------



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee



--------------------------------------------------------------------------------
the within Debenture of DELPHI AUTOMOTIVE SYSTEMS CORPORATION and hereby irrevocably constitutes and appoints

_______________________________ attorney to transfer said Debenture on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:

                                    SIGN HERE
                                             -----------------------------------
                                             NOTICE: THE SIGNATURE OF THIS
                                             ASSIGNMENT MUST CORRESPOND WITH THE
                                             NAME AS WRITTEN UPON THE FACE OF
                                             THE WITHIN INSTRUMENT IN EVERY
                                             PARTICULAR WITHOUT ALTERATION OR
                                             ENLARGEMENT OR ANY CHANGE WHATEVER.

                                             SIGNATURE GUARANTEED